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                              EXHIBIT NUMBER 24.1
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STATE OF ILLINOIS

COUNTY OF DU PAGE


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Carleton A. Brown, a Director of VSI ENTERPRISES, INC., a Delaware corporation, do constitute and appoint Richard K. Snelling and B.R. Brewer my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-3 for VSI ENTERPRISES, INC., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of October, 1996.


                                               /s/ Carleton A. Brown
                                               -----------------------------
                                               Carleton A. Brown



                                 ACKNOWLEDGMENT

         BEFORE me this 28th day of October, 1996, came Carleton A. Brown, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                            /s/ Wendy M. Simpson
                                            ----------------------------------
                                            NOTARY PUBLIC


                                            State of Illinois

                                            My Commission Expires:

                                            11-03-99


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                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Andre Van den Bogaert, a Director of VSI ENTERPRISES, INC., a Delaware corporation, do constitute and appoint Richard K. Snelling and B.R. Brewer my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-3 for VSI ENTERPRISES, INC., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of October, 1996.

                                         /s/ Andre Van den Bogaert
                                         ---------------------------
                                         Andre Van den Bogaert



                                 ACKNOWLEDGMENT

         BEFORE me this 29th day of October, 1996, came Andre Van den Bogaert, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                         /s/ Gilberte Raucq
                                         ----------------------------
                                         NOTARY PUBLIC


                                         State of Belgium

                                         My Commission Expires:

                                         Unlimited